Exhibit 99.1



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Originators    Morgan Stanley             40.57  FICO                                     695  California                    20.92
               FNBA                       25.29  LTV                                    74.84  Florida                       11.72
               Greenpoint                 15.12  2nds                                    0.00  New York                      10.88
Servicers      Wells Fargo                83.48  Full/Alt Doc                           14.32  Texas                          5.71
               Greenpoint                 15.12  IO                                     45.98  New Jersey                     5.33
               Hemisphere                        Investor
                                           1.21  %/FICO/OLTV         24.76%/711/73.70%

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     Queue Status             Balance
     ------------             -------
       Current                 95.8%
          30                    1.5%
          60                    1.0%
          90                    0.2%
          BK                    0.0%
          FC                    1.3%
         REO                    0.2%

